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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 16, 2001

                           Worldwide Equipment Corp.
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             (Exact name of registrant as specified in its charter)

           Florida                     000-30799               59-3191053
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

   700 Ygnacio Valley Road, Suite 300
            Walnut Creek, CA                              94596
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (925) 279-2273

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          (Former name or former address, if changed since last report)



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 16, 2001, Worldwide Equipment, Inc. (the "Company") dismissed Paritz & Company, P.A. (the "Former Auditor") as the Company's independent auditor and engaged Moore Stephens, P.C. as its new independent auditor (the "New Auditor") to audit the Company's financial statements for the year ended December 31, 2000. The Company's decision to dismiss the Former Auditor follows its recent reorganization with U.S. Cancer Care, Inc. in which the Company exchanged approximately 83% of its currently outstanding capital stock for all of the outstanding capital stock of U.S. Cancer Care, Inc. The New Auditor has served as U.S. Cancer Care, Inc.'s independent auditor prior to the reorganization.

There were no disagreements with the Former Auditor. The Former Auditor's audit reports on the Company's financial statements for the years ended August 31, 2000 and August 31, 1999 were included in the Company's Annual Report on Form 10-KSB and in its Registration Statement on Form 10-SB which were respectively filed on December 12, 2000 and on June 13, 2000. Neither of these audit reports contained an adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles. Prior to the engagement of the New Auditor, there were no consultations between the Company and the New Auditor relating to disagreements with the Former Auditor, how accounting principles would be applied by the New Auditor to a specific transaction, or the type of an opinion the New Auditor might render.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         Exhibits. The following exhibit is filed as part of this report:

         16.1 Letter dated February 24, 2001 from the Former Auditor to the Securities and Exchange Commission.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 6, 2001                         Worldwide Equipment Corp.


                                               By: /s/ Jeffrey A. Goffman
                                                   ----------------------------
                                                   Jeffrey A. Goffman
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

16.1 Letter dated February 24, 2001 from the Former Auditor to the Securities and Exchange Commission.